15. Discontinued Operations / Spin Off	12 Months Ended
Dec. 31, 2016
Notes
15. Discontinued Operations / Spin Off

15. Discontinued Operations / Spin-Off

Kush

Kush was a party to three individual license agreements with Steve Kubby.  Pursuant to the license agreements Kush owed license fees to Mr. Kubby of approximately $2,900,000.  During 2015, and in contemplation of the spin-off, all liability to Mr. Kubby was retired in exchange for 1,500,000 shares of Cannabis Sativa Preferred Stock, which were valued at approximately $2,900,000.

On November 2, 2015, the Company approved the spin-off of Kush. In this transaction, every shareholder of CBDS received 4.3155 Kush shares for every share of CBDS stock that they held as of August 25, 2015, the record date.  As a part of the spin-off transaction, Kubby exchanged his 1,500,000 shares of Cannabis Sativa Preferred Stock for a controlling interest in Kush. Additionally, as part of the spinoff, Kush was issued 1,250,000 shares of the Company’s common stock in exchange for 9% ownership of Kush.

Based on the substance of the spinoff transaction, such related party transaction was recorded at its book value resulting in a net adjustment of approximately $12,000 to the Company’s stockholders’ equity.  The Company reclassified its operations as discontinued in accordance with ASC No. 205-20, Discontinued Operations.

The following financial information presents the statement of operations of Kush from January 1, 2015 through November 2, 2015 (the spin off date):

Revenues	$0
Expenses	108,440
Net loss	$108,440